                             EXHIBIT 24

                          POWER OF ATTORNEY

    We, the undersigned officers and directors of Ionics, Incorporated (the
"Company"), hereby severally constitute Arthur L. Goldstein and Stephen
Korn, and each of them, to sign for us, and in our names in the capacities indicated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and any and all amendments to such Annual Report, hereby ratifying and confirming our signatures as they may be signed by our attorneys to such Annual Report and any and all amendments thereto.

    Witness our hands on the respective dates set forth below.
     Signature                      Title                    Date

/s/Douglas R. Brown                 Director               February 24, 1998
Douglas R. Brown

/s/William L. Brown                 Director               February 24, 1998
William L. Brown

/s/Arnaud de Vitry d'Avaucourt      Director               February 24, 1998
Arnaud de Vitry d'Avaucourt

/s/Kathleen F. Feldstein            Director               February 24, 1998
Kathleen F. Feldstein

/s/Arthur L. Goldstein              Chairman of the Board  February 24, 1998
Arthur L. Goldstein                 of Directors, Chief
                                    Executive Officer and
                                    President (Principal
                                    Executive Officer)

/s/William E. Katz                  Director               February 24, 1998
William E. Katz

/s/Robert B. Luick                  Director               February 24, 1998
Robert B. Luick

/s/John J. Shields                  Director               February 24, 1998
John J. Shields

/s/Carl S. Sloane                   Director               February 24, 1998
Carl S. Sloane

/s/Daniel I.C. Wang                 Director               February 24, 1998
Daniel I.C. Wang

/s/Mark S. Wrighton                 Director               February 24, 1998
Mark S. Wrighton

/s/Allen S. Wyett                   Director               February 24, 1998
Allen S. Wyett
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